FUTURES PORTFOLIO FUND, LIMITED PARTNERSHIP 10-Q

EXHIBIT 32.02

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Futures Portfolio Fund, Limited Partnership (“Fund”), on Form 10-Q for the quarter ended March 31, 2016 as filed with the U.S. Securities and Exchange Commission on the date hereof (“Report”), I, Carl A. Serger, Chief Financial Officer of Steben & Company, Inc., the General Partner of the Fund, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the U.S. Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date:	May 13, 2016

By:	/s/ Carl A. Serger
Carl A. Serger
Chief Financial Officer of the General Partner